                                DISTRIBUTION AGREEMENT

This Distribution Agreement (the "Agreement") is made by and between Livingston Enterprises, Inc., a California corporation with its principal place of business at 6920 Koll Center Parkway, Suite 220, Pleasanton, California 94566 ("Livingston") and


                             Hucom Incorporated
                             ------------------

located at:                  SKT building 1-7-7 Unesato
                             --------------------------

                             Suginami-ku, Tokyo, Japan
                             -------------------------


("Distributor")

WHEREAS, Livingston is in the business of developing, manufacturing, marketing and supporting hardware and software internetworking products; and

WHEREAS, Livingston is relying upon Distributor to provide added-value to the marketing and distribution of the products through Distributor's knowledge of the relevant technology and market which relate to the products, its account management capabilities, and/or its marketing of complimentary products; and

WHEREAS, The parties wish to enter into a business arrangement whereby Distributor shall be granted the limited right and license to market, distribute, and resell/sublicense certain Livingston products, in accordance with the terms and conditions contained herein,

NOW THEREFORE, In consideration of the mutual promises and obligations herein made and undertaken, the parties agree to be legally bound as follows:

1.  DEFINITIONS

For purposes of this Agreement, the following terms shall have the meanings indicated below:

1.1 "PRODUCTS" shall mean the Livingston proprietary hardware and software products, as more fully described and set forth in Exhibit A, attached hereto and incorporated by reference. "Products" shall also include all User's Manuals and other documentation and materials developed or created by or for Livingston for use in connection with the


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marketing, support or end-use of the Products.  Products may be added, modified or discontinued by Livingston in accordance with Section 2.2 herein.

1.2 "TERRITORY" shall be as specifically set forth in Exhibit B, attached hereto and incorporated by reference.

1.3 "AUTHORIZED DEALER" shall mean all Livingston approved resellers, dealers or other agents engaged by Distributor to contribute to the marketing and distribution of the Products within the Territory. Authorized Dealers shall be subject to the requirements set forth in Section 2.3 herein.

1.4 "END USER" shall mean any customer (person or entity) who as a result of the marketing and distribution efforts of Distributor or an Authorized Dealer, obtains and uses any of the Products for the purpose of fulfilling its own internal internetworking needs.

1.5 "END USER AGREEMENT" shall mean the written sale and license agreement terms and conditions (in whatever form) contained in the packaging and User's Manual of each Product, from which the End User obtains the limited right to use the Products.

2.  GRANT OF DISTRIBUTION RIGHTS; RELATIONSHIP OF PARTIES

2.1 GRANT. Subject to the terms and conditions contained herein, Livingston hereby grants to Distributor, and Distributor hereby accepts from Livingston, the non-exclusive, non-transferable right and license to use the Products in order to demonstrate, market, distribute, resell and sublicense the Products solely to Authorized Dealers within the Territory.

2.2 RESERVED RIGHTS. All rights not specifically granted to Distributor hereunder are expressly reserved by Livingston. Livingston further reserves the right sell or license Products directly, or by way of other distributors, OEM's or resellers, to End Users within the Territory. Except as expressly provided hereunder in connection with the marketing, reselling and sublicensing of the Products, Livingston does not convey any ownership or intellectual property rights (including but not limited to patents, copyrights and/or trade secrets) to Distributor. Livingston further specifically reserves the right, using its business judgment and at its sole discretion, to modify Products or discontinue the marketing and distribution of any Product. Such Product modification or discontinuance will be effective upon thirty (30) days prior written notice to Distributor.

2.3 AUTHORIZED DEALER. The engagement of Authorized Dealers by Distributor shall be undertaken in strict accordance with the following:

    (a) Distributor will provide Livingston with advance notice of, and all reasonably relevant information concerning, a prospective Authorized Dealer. Livingston will have ten (10) business days from such notice to evaluate and accept or reject the prospective

Authorized Dealer. Acceptance of the Authorized Dealer will not be unreasonably withheld by Livingston.

    (b) All Authorized Dealers will be required to execute written agreements with Distributor, the terms and conditions of which shall be consistent with this Agreement, or upon other terms and conditions approved in writing by Livingston. All such agreements will be subject to review by Livingston upon request.

    (c) Distributor will be entirely responsible for the performance, management and payment of Authorized Dealers, and shall take all reasonable measures to ensure that Authorized Dealers comply with the obligations as created in their respective agreements, and as set forth in this Agreement. Nothing contained in this Section 2.3(c) shall be deemed to create any agency, distribution or other similar relationship between Livingston and any Authorized Dealer.

    (d) Distributor shall treat Authorized Dealers equitably and shall not discriminate unlawfully among them as to pricing, terms and conditions, allowances, services and other material terms.

2.4 RELATIONSHIP OF THE PARTIES.  The relationship of Livingston and
Distributor established by this Agreement is that of licensor and licensee, each to constitute an independent contractor. Nothing in this Agreement shall be construed to give either party the power to direct or control the daily activities of the other party, or to constitute the parties as principal and agent, employer and employee, franchiser and franchisee, partners, joint venturers, co-owners, or otherwise as participants in a joint undertaking. Livingston and Distributor understand and agree that, except as specifically provided in this Agreement, Livingston does not grant Distributor the power or authority to make or give any agreement, statement, representation, warranty, or other commitment on behalf of Livingston, or to enter into contract or otherwise incur any liability or obligation, express or implied, on behalf of Livingston, or to transfer, release, or waive any right, title or interest of Livingston's.

3.  ORDER PROCEDURE; SHIPMENT AND DELIVERY

3.1 PURCHASE ORDERS. All Products purchased/licensed by Distributor from Livingston will require the issuance by Distributor to Livingston of a written "Purchase Order." Purchase Orders shall specify Product and quantities to be shipped, the purchase/license fees, the method of shipment and requested delivery date, as well as any other information that Distributor believes is relevant. All Purchase Orders are subject to "Acceptance" by Livingston. Such Acceptance will not be unreasonably withheld by Livingston and will be presumed, unless Livingston notifies Distributor of its non-acceptance within ten (10) business days of its receipt of the Purchase Order. The terms and conditions of this Agreement will control each Purchase Order Accepted and Product shipment by Livingston. Any terms and conditions appearing on the face or reverse side of any Purchase Order which differ from or add to the terms and conditions contained herein will not be binding upon the parties, even if signed and returned, unless both parties agree in a separate writing to be bound by such amended terms and conditions.

3.2 ORDER VOLUME. Distributor may order any volume of Products. Livingston will use all reasonable efforts to promptly ship the quantity of Products ordered by Distributor. Should Product orders exceed Livingston's available inventory, Livingston will allocate its available inventory and make delivery on a basis it deems equitable in its sole discretion and without liability to Distributor on account of the method of allocation chosen or its implementation.

3.3 LIVINGSTON CANCELLATION. Livingston reserves the right to cancel or suspend any Product orders placed by Distributor and Accepted by Livingston or refuse or delay shipment thereof, if Distributor fails: (i) to make payment as provided for herein or in any Livingston invoice, or (ii) to otherwise materially comply with the terms and conditions of this Agreement.

3.4 DISTRIBUTOR CANCELLATION. Once a Purchase Order has been Accepted by Livingston, it may not be canceled by Distributor unless: (i) Livingston has failed to ship the Product order, or any portion thereof, within ten (10) business days of the date of its confirmed delivery date, and (ii) Distributor provides Livingston with prior written notice of such cancellation.

3.5 SHIPMENT; DELIVERY. All Products will be shipped by Livingston, "F.O.B. Livingston's point of shipment." Delivery will be made to Distributor's identified location. Unless specified in Distributor's Purchase Order, Livingston will select the mode of shipment and the carrier. Distributor will be responsible for and shall pay all shipping, freight and insurance charges, as applicable. All such charges will be set forth separately on Livingston's invoice to Distributor.

3.6 PARTIAL DELIVERY. Unless Distributor clearly advises Livingston to the contrary, in writing, Livingston may make partial delivery on Distributor's Product orders, to be separately invoiced and paid for when due. Delay in delivery of any installment will not relieve Distributor of its obligation to accept the remaining deliveries, unless such deliveries are canceled pursuant to
Section 3.4 of this Agreement.

3.7 STOCK ROTATION. In order to promote the maximum distribution of the Products in the Territory, Distributor shall have the limited right to return Products to Livingston, in exchange for replacement Products, in accordance with the following:

    (a) On a once per quarter basis, Distributor may elect to exchange up to twenty-five percent (25%) of the total dollar value (at Distributor's discount) of the Products currently in its inventory;

    (b) Distributor must issue to Livingston an "Offset P.O.," which clearly sets forth the Products to be returned and the replacement Products being requested;

    (c) Livingston has the right to reject or partially accept an Offset P.O., based upon the availability of the replacement Products requested.

   (d) Returned Products must be new or unused, and unopened in their original packaging.

4. PRICING, DISCOUNTS AND PAYMENT

4.1 PRICING AND DISCOUNTS. Distributor shall purchase/license the Products at the prices and at the applicable discounts set forth in Exhibit C, attached hereto and incorporated by reference. All prices, which are set forth in the Livingston "End User U.S. Price List," are in U.S. dollars. Livingston reserves the right to revise the End User U.S. Price List, at its sole discretion, and to publish new price schedules from time-to-time, provided that: (i) Livingston provides Distributor with thirty (30) days prior written notice of the prospective price revision, and (ii) that all Purchase Orders submitted by Distributor during this thirty (30) day term will be accepted at the pre-revised price level. Livingston further agrees that the prices charged to Distributor shall not exceed the prices charged to any other Distributor in the same or essentially similar circumstances. Distributor is free, at its sole discretion and business judgement, to set any price on the resale/sublicensing of the Products to its Authorized Dealers.

4.2 TAXES. Other than income taxes based upon the net income of Livingston, all Product prices are exclusive of any applicable taxes. Distributor shall pay all such taxes, and will reimburse Livingston for any such payments, upon invoice from Livingston. If applicable, Distributor will supply Livingston with an appropriate tax exemption certificate in a form satisfactory to Livingston.

4.3 PAYMENT. Upon Acceptance of a Distributor Purchase Order, Livingston will promptly invoice Distributor. Distributor shall pay for Products within thirty (30) days after the date of such invoice, or on such terms as may be mutually agreed otherwise and specified in the invoice. At Livingston's option, shipments may be made on credit terms in effect at the time a Purchase Order is Accepted. Livingston reserves the right, upon written notice to Distributor, to declare all sums immediately due and payable in the event of a breach by Distributor of any of its obligations to Livingston, including the failure of Distributor to comply with credit terms and limitations. Livingston further reserves the right to vary, change or limit the amount and duration of credit to be allowed to Distributor, either generally or with respect to a particular Purchase Order.

4.4 INTEREST. Interest shall accrue on all delinquent amounts owed by Distributor to Livingston at the rate of 1.5 percent (1.5%) per month, or the maximum rate permitted by applicable law, whichever is less.

4.5 DISTRIBUTOR FINANCIAL CONDITION. Distributor represents and warrants that it is, and at all times during the term of this Agreement shall remain, in good financial condition, solvent and able to pay its bills when due.


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5. TERM AND TERMINATION; OBLIGATIONS UPON TERMINATION

5.1 TERM. This Agreement shall become effective on the date of full execution by the parties hereto (the "Effective Date"), and shall continue for an initial term of one (1) year, subject to prior termination as outlined in
Section 5.2 below. Thereafter, this Agreement shall be renewed for any additional terms only as agreed to by the parties.

5.2 TERMINATION. Notwithstanding Section 5.1 above, this Agreement may be terminated by either party (or mutually) upon occurrence of the following events:

   (a) Mutual agreement between the parties;

   (b) Effective immediately and without requirement of notice, either party may, at its option, terminate this Agreement and/or suspend its performance in the event that: (i) the other party files a petition in bankruptcy, or files a petition seeking any reorganization, arrangement, composition or similar relief under any law regarding insolvency or relief for debtors, or makes an assignment for the benefit of creditors; (ii) a receiver, trustee or similar officer is appointed for the business or property of such party;
(iii) any involuntary petition or proceeding under bankruptcy or insolvency laws is instituted against such party and not stayed, enjoined or discharged within sixty (60) days; or (iv) the other party adopts a resolution for the discontinuance of its business or for its dissolution.

   (c) Either party may terminate this Agreement if the other party commits a material breach of any of the terms and conditions hereunder which remains uncured for a period of thirty (30) days after notice to the breaching party specifying the nature of the material breach and the non-breaching parties' intention to terminate.

5.3 OBLIGATIONS UPON TERMINATION. Upon termination of this Agreement, Distributor may continue to fulfill all outstanding Purchase Orders existing prior to the date of termination and distribute all existing inventories of Products, but Distributor shall otherwise discontinue all further marketing and reselling efforts. Except in the case of termination by Livingston pursuant to Section 5.2(c) above, Livingston agrees to repurchase all remaining undistributed inventory, at Distributor's price, less a twenty percent (20%) "restocking fee." Notwithstanding termination of this Agreement, the provisions of Sections 5.3, 5.4, 6.8, 8, 9, 10, 12, 13 and 14 shall survive termination and remain in full force and effect.

5.4 NO TERMINATION LIABILITY. Neither Livingston nor Distributor shall by reason of termination or non-renewal of this Agreement be liable to the other for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales, or on account of expenditures, investments, leases, property improvements or commitments made in connection with the business or goodwill or either party.

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

6. OBLIGATIONS OF DISTRIBUTOR

6.1 BEST EFFORTS. Distributor agrees to use its best efforts to vigorously demonstrate, market, distribute and resell/sublicense the Products to Authorized Dealers within the Territory. This includes, but is not limited to, the prompt performance of all of its obligations created hereunder. Distributor shall develop and maintain a sufficient knowledge of the industry, the Products and the market, and shall train a sufficient number of personnel to fulfill such obligations. Distributor may advertise and promote the Products in any form or media of Distributor's choice, provided that the primary audience or circulation is located within the Territory. The parties agree to cooperate in good faith concerning what actions are to be taken in connection with Product "localization" or language translation. Distributor shall make full use of all promotional materials supplied to it by Livingston. The parties agree to coordinate all advertising and promotional efforts, as may be mutually determined in good faith.

6.2 FINANCIAL RISK. All financial obligations and expenses associated with Distributor's business, including operation of its offices and management of its personnel and activities hereunder, shall be undertaken by Distributor for its own account and at its own risk.

6.3 REPRESENTATIONS. Distributor agrees that it will not make any false or misleading representations to Authorized Dealers, End Users, prospects or other third parties, relating to Livingston, its business and the Products. Distributor further agrees that it will not make representations, warranties or guarantees with respect to the specifications, features or functional capabilities of the Products that are not consistent with Livingston's applicable User's Manuals, or other documentation, or any marketing literature which describes the Products, including Livingston's limited warranty and disclaimers.

6.4 CONFLICT OF INTEREST. Distributor agrees, during the term of this Agreement and for a period of ninety (90) days thereafter, that it will not represent or promote any products of a third party which are directly competitive with the Products. Distributor further agrees that, during the term of this Agreement, it will represent or promote the products of other companies only if such promotion will not unfairly prejudice Livingston's business interests or create a conflict of interest in the handling of Livingston's proprietary of confidential information.

6.5 LIVINGSTON PACKAGING AND END USER AGREEMENTS. Distributor shall distribute Products with all packaging, warranties, disclaimers and End User Agreements (in whatever form) intact as shipped by Livingston. Distributor and its Authorized Dealers are strictly prohibited from: (i) attempting to reverse engineer, decompile or disassemble any component of the Products, or
(ii) modifying, adapting, or altering the Products or packaging in any way, unless expressly authorized in writing by Livingston, or (iii) removing or altering any patent, copyright, trademark or other proprietary or restricted rights notice or legend contained on any Products.


                                       8

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6.6 FORECASTS AND MARKET CONDITIONS. Distributor agrees that it will, on a monthly basis, provide Livingston with forecasts of reasonably anticipated business opportunities which can be foreseen for the prospective month. Distributor shall further promptly advise Livingston of any market information that may come to Distributor's attention relating to Livingston, its Products, market position or competitiveness; including any Authorized Dealer, End User or competitor claims or charges. The parties agree that it is in their mutual best interests to confer from time-to-time, as is reasonably necessary, on matters relating to the market conditions of the Territory, sales forecasting and Product planning.

6.7 REPORTS. Distributor agrees to submit to Livingston, on a monthly basis, a written report, to include:
   (a) Full, clear and accurate records of (i) the past month's sales and marketing activities; (ii) the name, address, contact person and site for all Authorized Dealers, and (iii) all resale/sublicensing revenues; and
   (b) the forecast and market information specified in Section 6.6 above; and
   (c) Any other relevant information as may be reasonably requested by Livingston from time-to-time.

6.8 LIVINGSTON AUDIT RIGHTS. Distributor agrees to maintain, for at least one year from the termination date of this Agreement, all records, contracts and accounts relating to the distribution of the Products, and shall permit examination thereof by authorized representatives of Livingston, upon reasonable notice and at reasonable times, at Livingston's sole expense, for the purpose of ensuring Distributor compliance with the terms and conditions contained in this Agreement.

6.9 COMPLIANCE WITH LOCAL LAWS. Distributor shall be exclusively responsible at its own expense for compliance with all local laws relating to its performance hereunder and the marketing and distribution of the Products. Distributor agrees that it will indemnify and hold Livingston harmless from any claim by a third party arising out of or relating to noncompliance with local laws by Distributor and/or its Authorized Dealers.

6.10 Deleted.

6.11 DISTRIBUTOR SUPPORT OBLIGATIONS. Distributor agrees that it will serve as a representative in the Territory on behalf of Livingston for "first level" technical support and maintenance issues that may arise in connection with the use of the Products by Authorized Dealers and their End Users. Distributor will be responsible for initial phone contact and issue identification and resolution, and will further be responsible for the establishment of a program to provide for replacements to Authorized Dealers and End Users for defective Products. The parties agree to take reasonable actions to implement an efficient technical support and maintenance program.

7. OBLIGATIONS OF LIVINGSTON

7.1 TECHNICAL SUPPORT, ASSISTANCE AND COOPERATION. To assist Distributor in the performance of its foregoing marketing and support obligations, and to contribute to the mutual success of the parties to this Agreement, Livingston agrees to provide Distributor with the following:

     (a) Technical support and assistance, either in person, by telephone, electronically or by courier/mail/fax, depending upon the degree of need and the surrounding circumstances. Livingston will, based upon the availability of resources and personnel, promptly respond to all of Distributor's inquiries relating to the Products and their technical performance;

     (b) Authorized Dealers and End Users located in the Territory shall be entitled to contact Livingston's Technical Support Group, located in Pleasanton, California, directly by phone or electronically by E-mail, during Livingston's standard available support hours. All such support shall be provided in accordance with the standard policies that Livingston has in place at the time;

     (c) Cooperation in the development of marketing and technical support strategies within the Territory, which includes prompt response to Distributor inquiries, meetings when deemed necessary and a good faith undertaking by Livingston to ensure adequate assistance is being provided by Livingston to develop the Territory.

     7.2 TESTING. Livingston shall test all Products before shipment to Distributor.

8. LIMITED WARRANTIES; REMEDIES

8.1 RIGHT TO CONTRACT. Livingston warrants to Distributor that it owns all necessary rights to the Products, including all intellectual property rights associated therewith, to enable Livingston to: (i) enter into this Agreement and perform its obligations hereunder, and (ii) authorize the use and resale/sublicensing of the Products by Distributor.

8.2 LIMITED PRODUCT WARRANTY. Livingston warrants to Distributor, for a term of fifteen (15) months from delivery of the Products to Distributor, that under normal use and service (i) the hardware and software media shall be free from any defects in materials and


                                       10

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workmanship, and (ii) the software will substantially perform the functions described in the applicable Product User's Manual. The foregoing limited warranty shall be passed-through to End Users for a term of one (1) year, as set forth in the End User Agreement.

8.3 REMEDY. Distributor's sole remedy, and Livingston's sole obligation under this limited warranty shall be, at Livingston's option, to repair or replace any defective hardware or software media component, and/or to remedy any substantial non-performance of the software to the functional descriptions set forth in the applicable Product User's Manual.

8.4 WARRANTY DISCLAIMER. THE EXPRESS LIMITED WARRANTY STATED IN THIS SECTION 8 IS LIVINGSTON'S SOLE AND EXCLUSIVE WARRANTY GRANTED TO DISTRIBUTOR AND ANY AUTHORIZED DEALER, END USER OR OTHER THIRD PARTY IN CONNECTION WITH THE PRODUCTS AND, TO THE EXTENT AUTHORIZED BY APPLICABLE LAW, LIVINGSTON SPECIFICALLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT.

8.5 LIMITATION OF LIABILITY. IN THE EVENT THAT LIVINGSTON IS FOUND LIABLE FOR DAMAGES BASED ON ANY BREACH OF THE FOREGOING LIMITED WARRANTY, ITS TOTAL LIABILITY FOR DEFECTIVE PRODUCT SHALL NOT EXCEED THE DISCOUNTED PRICE/LICENSE FEES PAID BY DISTRIBUTOR FOR SUCH DEFECTIVE PRODUCT.

9. CONFIDENTIALITY AND NON-DISCLOSURE

9.1 DEFINITION. "Confidential Information" shall mean any non-public data, information or materials (oral, written or tangible) of unique value, which is treated or identified by either party as proprietary or confidential. Confidential Information shall include by example, but not be limited to, information concerning the Products, the specific terms of this Agreement, either parties' inventions, works of authorship, trade secrets, financial information, customer or supplier lists, business plans, forecasts and pricing strategies. Confidential Information shall not include information which: (i) now or hereafter enters the public domain through no act of the receiving party, (ii) was lawfully in the possession of or known to the receiving party prior to its disclosure, (iii) is or becomes available without restriction to the receiving party from a source independent of the disclosing party, provided that such source is in lawful possession of and has the legal authority to disseminate the information, (iv) is agreed in writing to be unrestricted by the disclosing party.

9.2 OBLIGATIONS. During the performance of this Agreement, the parties may disclose certain Confidential Information to each other in order to perform their respective obligations. During the term of this Agreement and for a period of three (3) years thereafter, each party shall use its best efforts to maintain the security and secrecy of such


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Confidential Information, and shall refrain from using, disclosing or otherwise exploiting any Confidential Information for any purpose not specified herein. All files, lists, records, documents and other tangible materials which contain or refer to any Confidential Information shall be promptly returned or destroyed (with such destruction certified in writing) upon termination of this Agreement.

10. LIVINGSTON PROPRIETARY RIGHTS

10.1 COPYRIGHTS AND TRADE SECRETS. Distributor acknowledges and agrees that the Products are proprietary to Livingston (and/or its licensors), and are secured by U.S. copyrights and certain international copyright treaties, and trade secret laws. Livingston (and/or its Licensors) shall at all times retain title to the Products and in the applicable intellectual property rights vested in the Products. Except as specifically set forth herein, Distributor, Authorized Dealers and End Users do not acquire any ownership or intellectual property rights.

10.2 TRADEMARKS AND TRADENAMES. Distributor further acknowledges and agrees that all Livingston trademarks and tradenames (and the goodwill associated therewith) are the exclusive property of Livingston and that nothing contained in this Agreement shall give to Distributor any rights, title and/or interest in the trademarks or tradenames other than the limited right to use them in accordance with the terms, conditions and intent of this Agreement. The parties agree to cooperate in good faith concerning what actions are to be taken to secure Livingston's trademark or tradename rights within the Territory. Upon termination of this Agreement, or upon request of Livingston, Distributor shall immediately discontinue use of all Livingston trademarks or tradenames.

11. INFRINGEMENT

11.1 INDEMNIFICATION. Livingston will defend or settle, at its own expense, but under its sole direction and contingent upon prompt notice and Distributor's total cooperation, any claim or action based upon an allegation that the Product (in its unmodified form) supplied hereunder infringes any U.S. copyright or trade secret held by a third party. Livingston will indemnify and hold Distributor harmless from any resulting damages or costs (including reasonable attorney's or experts fees)relating to such claim or action. If any Product becomes (or in Livingston's opinion may become) the subject of such a claim or action, Livingston reserves the right, at its option to: (i) procure the right to continued use of the Products, (ii) modify or replace the Products so that they become non-infringing with substantially the same functional capabilities; or if the foregoing options cannot be reasonably accomplished, refund the fees paid to Livingston by Distributor for the infringing Product.

11.2 LIMITATION. SECTION 11.1 ABOVE STATES THE ENTIRE OBLIGATION AND LIABILITY OF LIVINGSTON WITH RESPECT TO ANY INFRINGEMENT ACTION INVOLVING THE PRODUCTS.


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12. LIMITATION OF LIABILITY

EXCEPT AS EXPRESSLY PROVIDED IN SECTION 11 ABOVE, THE TOTAL LIABILITY OF LIVINGSTON, INCLUDING BUT NOT LIMITED TO, LIABILITY, DAMAGES OR COSTS ARISING OUT OF CONTRACT, TORT, LIMITED WARRANTY OR OTHER ACTIONS, SHALL IN NO EVENT EXCEED THE DISCOUNTED PRODUCT SALE/LICENSE FEES PAID FOR BY DISTRIBUTOR FOR THE PRODUCTS. IN NO EVENT SHALL LIVINGSTON BE LIABLE TO DISTRIBUTOR, AUTHORIZED DEALERS OR END USERS, FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOST PROFITS, COSTS OF DELAY, FAILURE OF DELIVERY, OR COSTS OF LOST OR DAMAGED DATA OR DOCUMENTATION, REGARDLESS OF LEGAL THEORY, EVEN IF LIVINGSTON HAS BEEN ADVISED OF THE POSSIBILITY OF DAMAGES. THE ESSENTIAL PURPOSE OF THIS SECTION IS TO LIMIT THE POTENTIAL LIABILITY OF LIVINGSTON ARISING OUT OF THE PERFORMANCE OF THIS AGREEMENT AND/OR THE RESALE OR SUBLICENSING OF THE PRODUCTS.

13. ARBITRATION

Except for the right of Livingston to apply to a court of competent jurisdiction for legal and/or equitable relief (including temporary restraining orders, preliminary injunctions and/or permanent injunctions) relating to a breach by Distributor of Sections 2, 6.5, 9 and 10 contained herein, or to prevent irreparable harm pending the arbitration process, all disputes arising out of or in connection with the execution, interpretation, performance or non-performance of this Agreement, of which the parties hereto are unable to resolve by way of good faith negotiations, shall be solely and finally settled by arbitration. Such arbitration shall be conducted in accordance with the Commercial Rules of the American Arbitration Association (the "Rules"), provided however, that in the event of a conflict between the Rules and the terms and conditions of this Agreement, the terms and conditions of this Agreement will control. The place of arbitration shall be San Jose, California, and the law applicable to the arbitration procedure shall be the United States Federal Arbitration Act. To commence arbitration of an applicable dispute, the party desiring arbitration shall notify the other party in writing in accordance with the Rules. The parties agree to use a single arbitrator, with a background in computer law. In the event that the parties fail to agree upon the selection of the arbitrator within fifteen
(15) days after delivery of notice, the arbitrator will be selected by the American Arbitration Association, upon request of either party. The arbitrator shall have no power to add or detract from the agreements made by the parties hereunder and may not make any ruling or award that does not conform to the terms and conditions of this Agreement. The arbitrator shall have no authority to award punitive or exemplary damages or any other damages not measured by the prevailing party's actual damages. The arbitrator shall specify the basis for any damage award and the type of damages awarded. The parties agree that the award of the arbitrator shall be: (i) the sole and exclusive remedy between


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

them regarding any claims, counterclaims or issues presented to the arbitrator,
(ii) final and subject to no judicial review, (iii) promptly payable in U.S. dollars free of any tax, deduction or offset, and (iv) entered and enforced in any court of competent jurisdiction, which shall include the Federal and state courts within the State of California, USA. The prevailing party in the arbitration proceedings shall be awarded reasonable attorney's fees, expert witness fees, and costs and expenses incurred directly in connection with the proceedings, unless the arbitrator shall for good cause determine otherwise.

14. GENERAL PROVISION

14.1 INTEGRATION; AMENDMENT; WAIVER. The parties hereby acknowledge and agree that this Agreement is the complete and exclusive statement of agreement with reference to the subject matter herein and supersedes all prior or contemporaneous proposals, understandings, representations and/or other communications (oral or written) between the parties. Neither of the parties is entering into this Agreement on the basis of any representations or promises not expressly contained herein. This Agreement may not be modified or amended, including by custom, usage of trade or course of dealing, except by an instrument in writing signed by duly authorized officers of both parties. Performance of any obligation required of a party hereunder may be waived only in writing by a duly authorized officer of the party accepting a waiver, and shall be effective only with respect to the specific obligation described therein. The waiver by either party of a breach of any obligation of the other shall not operate or be construed as a waiver of any subsequent breach of the same provision or any other provision of this Agreement.

14.2 SEVERABILITY. In the event that any Section or provision herein is found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain enforceable according to its terms. WITHOUT LIMITING THE FOREGOING, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT THAT PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES, OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH. FURTHER, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT IN THE EVENT ANY REMEDY PROVIDED HEREUNDER IS DETERMINED TO HAVE FAILED OF ITS ESSENTIAL PURPOSE, ALL OTHER LIMITATIONS OF LIABILITY AND EXCLUSION OF DAMAGES SET FORTH HEREIN SHALL REMAIN IN FULL FORCE AND EFFECT.

14.3 ASSIGNMENT. Distributor is granted the distribution rights hereunder because of the commitments and representations that Distributor is making in this Agreement, and further because of Livingston's confidence in Distributor, which confidence is personal in nature. As such, This Agreement shall not be assignable by either party, without the prior written consent of the other party, which consent will not be unreasonably withheld. Further, Distributor may not delegate its duties hereunder without the prior written consent of Livingston, which consent will not be unreasonably withheld Any attempt by either party to assign any of its rights or delegate any of its duties as stated above, without the prior written consent of the other party shall be voidable at the opinion of the non-assigning party. Notwithstanding the foregoing, Livingston shall be entitled to assign this Agreement, by operation of law, to a third party entity, in the event that it is acquired or merged into such third party entity.

14.4 FORCE MAJEURE. Neither party shall be liable to the other for failure or delay in the performance of a required obligation if such failure or delay is caused by an unforeseen circumstance which is beyond that party's reasonable control, including by example but not strictly limited to, fire, earthquake, flood or other natural disaster, war, riot or strikes; provided that such party gives prompt written notice of the condition and resumes its performance as soon as is reasonably possible.

14.5 NOTICES. Unless otherwise specifically provided, all notices required or permitted hereunder shall be in writing and may be delivered in the following from: (i) delivered personally, (ii) electronically via E-mail, (iii) by overnight courier (eg Fed X or UPS), (iv) by fax, or (v) certified mail, return receipt requested. Such notices shall be sent to the addresses set forth at the beginning of this Agreement, or to the E-mail or fax numbers which may be in use at the time. Notice shall be deemed given as of the date of its receipt by the notified party.

14.6 COUNTERPARTS; HEADINGS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Headings and Sections contained in this Agreement are for the purpose of reference only and shall not restrict or affect the meaning of any term or condition contained therein.

14.7 ALLOCATION OF RISK. This Agreement allocates the risks of use of the Products purchased and licensed hereunder between the parties, who recognize and acknowledge that this allocation is fair and adequately reflected in the purchase price/license fees payable, the limited warranties provided, the limited remedies and the limitation of liability.

14.8 EXPORT LAW ASSURANCES. Distributor agrees and certifies that the Products will not be shipped, transferred or exported, whether directly or indirectly, into any country prohibited by the United States Export Administration Act and the applicable regulations promulgated thereunder, and that use of the Products by Distributor (and/or Authorized Dealers) will not be prohibited by such laws.

14.9 GOVERNING LAW; JURISDICTION; COSTS OF ACTION. This Agreement shall be governed, construed and enforced under the laws of the State of California, USA. The Federal and State courts within the State of California shall have exclusive jurisdiction to adjudicate any applicable dispute (subject to the arbitration provision contained in Section 13 herein), arising out of the performance of this Agreement. Distributor hereby expressly consents to (i) the personal jurisdiction and venue of such California courts, and (ii) service of process being effected upon it by registered mail, return receipt requested. The parties agree and expressly stipulate that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this Agreement. In any action between the parties to enforce the terms and conditions herein, the prevailing party shall be entitled to recover the costs of such action, including reasonable attorney's fees, and expert witness costs.





IN WITNESS WHEREOF, THE PARTIES HAVE INDICATED THEIR CONSENT TO THE TERMS AND CONDITIONS CONTAINED IN THIS AGREEMENT THROUGH THE DULY AUTHORIZED SIGNATURES OF THE OFFICERS SET FORTH BELOW.



DISTRIBUTOR    HUCOM INCORPORATED            LIVINGSTON ENTERPRISES, INC.

By: /s/ Yasuko Kanno                         By:  /s/ Joseph E. Sasek
    ------------------------------                ---------------------------


Name: Yasuko Kanno                           Name: Joseph E. Sasek

Title: Vice President of Internet Project    Title: Vice President of Sales &
                                                    Marketing

Date: May 13, 1996                           Date: 5/29/96

                                    EXHIBIT A
                                    PRODUCTS


All products listed in the LIVINGSTON ENTERPRISES US PRICE LIST dated February 1996. A copy is attached.



                                    EXHIBIT B
                                    TERRITORY


                                      JAPAN


                                    EXHIBIT C
                          PRODUCT PRICING AND DISCOUNTS


Distributor may purchase Livingston products at a discount of 35% from the prices shown in the U S Price List dated May 1996.

The following products will receive a discount of 50% from the US Price List dated May 1996

OR-HS
OR-LS
OR-M
IRX-111
IRX-112
IRX-114
IRX-211
PM2-R
MOD-IRX-1
MOD-IRX-3
---------

/s/ [Illegible] 5/13/96
-----------------------

U.S. PRICE LIST                                                           [LOGO]

--------------------------------------------------------------------------------
FEBRUARY 1996
--------------------------------------------------------------------------------

Livingston PortMaster-TM- Communications Servers, Office Routers, and IRX-TM-Routers come with Livingston's ComOS-TM- operating code pre-loaded in flash memory.

DIAL-IN/DIAL-OUT PORTMASTER COMMUNICATIONS SERVERS
--------------------------------------------------------------------------------
MODEL         DESCRIPTION                                                 PRICE
--------------------------------------------------------------------------------
PM-2          PortMaster 2 with ten asynchronous serial ports (up to     $2,495
              115.2 Kbps per port), one parallel port, and one
              Ethernet port (w/AUI, BNC, RJ-45 connectors).
--------------------------------------------------------------------------------
PM-2E-10      PortMaster 2E modular three-slot chassis with ten          $2,695
              asynchronous serial ports (up to 115.2 Kbps per port),
              one parallel port, and one Ethernet port (w/AUI, BNC,
              RJ-45 connectors)
--------------------------------------------------------------------------------
PM-2E-20      PortMaster 2E modular three-slot chassis with 20           $3,295
              asynchronous serial ports (up to 115.2 Kbps per port),
              one parallel port, and one Ethernet port (w/AUI, BNC,
              RJ-45 connectors).
--------------------------------------------------------------------------------
PM-2E-30      PortMaster 2E modular three-slot chassis with 30           $3,750
              asynchronous serial ports (up to 115.2 Kbps per port),
              one parallel port, and one Ethernet port (w/AUI, BNC,
              RJ-45 connectors).
--------------------------------------------------------------------------------
PM-25         PortMaster 25 with 25 asynchronous serial ports (up to     $3,495
              115.2 Kbps per port) using high-density port connectors,
              and one Ethernet port (with AUI, BNC, RJ-45 connectors).
              A Livingston cable (DC-HDM) or (DC-8DB) is needed for each eight-port connector (three total).  See page three for
              PortMaster Communications Servers accessories.  Includes
              rack mount kit.
--------------------------------------------------------------------------------
MOD-10I-U     Five BRI port ISDN expansion module for PortMaster         $1,995
              2E/2ER, with integrated NT1s.  Includes one high density
              (RJ-45 to ten wire) punchdown block cable.
--------------------------------------------------------------------------------
PM-2R         PortMaster 2R with one synchronous routing port (up to     $3,295
              T1/E1), ten asynchronous serial ports (up to 115.2 Kbps
              per port), and one Ethernet port (w/AUI, BNC, RJ-45
              connectors).  Includes one RS-232 to V.35 adapter cable.
--------------------------------------------------------------------------------
PM-2ER-10     PortMaster 2ER modular three-slot chassis with one         $3,495
              synchronous routing port (up to T1/E1), ten
              asynchronous serial ports (up to 115.2 Kbps per port),
              and one Ethernet port (w/AUI, BNC, RJ-45 connectors).
              Includes one RS-232 to V.35 adapter cable.
--------------------------------------------------------------------------------
PM-2ER-20     PortMaster 2ER modular three-slot chassis with one         $4,095
              synchronous routing port (up to T1/E1), 20
              asynchronous serial ports (up to 115.2 Kbps per port),
              and one Ethernet port (w/AUI, BNC, RJ-45 connectors).
              Includes one RS-232 to V.35 adapter cable.
--------------------------------------------------------------------------------
PM-2ER-30     PostMaster 2ER modular three-slot chassis with one         $4,550
              synchronous routing port (up to T1/E1), 30
              asynchronous serial ports (up to 115.2 Kbps per port),
              and one Ethernet port (w/AUI, BNC, RJ-45 connectors).
              Includes one V.35 to RS-232 adapter cable.
--------------------------------------------------------------------------------

PORTMASTER OFFICE ROUTERS
--------------------------------------------------------------------------------
MODEL         DESCRIPTION                                                 PRICE
--------------------------------------------------------------------------------
OR-M          PortMaster Office Router with two WAN ports (one           $1,395
              asynchronous (up to 115.2 Kbps), one PCMCIA slot
              supporting Type II V.34 or V.32 bis modems), and
              one Ethernet port (with AUI, RJ-45 connectors).
              Includes RJ-45 to DB-25 console and modem cable.
--------------------------------------------------------------------------------
OR-U          PortMaster ISDN Office Router with one ISDN BRI            $1,195
              port with integrated NT1, one asynchronous port
              (up to 115.2 Kbps), and one Ethernet port (AUI, RJ-45).
              Includes RJ-45 to RJ-11 phone cable and RJ-45 to DB-25
              console cable.
--------------------------------------------------------------------------------

IRX ROUTERS
--------------------------------------------------------------------------------
MODEL         DESCRIPTION                                                 PRICE
--------------------------------------------------------------------------------
IRX-111       IRX Router with one synchronous port (up to T1/E1), one    $2,395
              asynchronous port (up to 115.2 Kbps), and one Ethernet
              port (w/AUI, BNC, RJ-45 connectors). Includes one RS-232
              to V.35 adapter cable.
--------------------------------------------------------------------------------
IRX-112       IRX Router with two synchronous ports (one at up to        $2,695
              T1/E1, one at up to 64 Kbps), one asynchronous port (up
              to 115.2 Kbps), and one Ethernet port (w/AUI, BNC, RJ-45
              connectors). Includes one RS-232 to V.35 adapter cable.
--------------------------------------------------------------------------------
IRX-114       IRX Router with four synchronous ports (two at up to       $3,250
              T1/E1, two at up to 64 Kbps), one asynchronous port
              (up to 115.2 Kbps), and one Ethernet Port (w/AUI, BNC,
              RJ-45 connectors). Includes one RS-232 to V.35 adapter
              cable.
--------------------------------------------------------------------------------
IRX-211       Fire Wall IRX Router with one synchronous port (up to      $3,195
              T1/E1), one asynchronous port (up to 115.2 Kbps), and
              two Ethernet ports (w/AUI, BNC, RJ-45 connectors).
              Includes one RS-232 to V.35 adapter cable.
--------------------------------------------------------------------------------

PORTMASTER COMMUNICATIONS SERVERS, OFFICE ROUTER AND IRX ROUTER SOFTWARE (NO CHARGE)
Each PortMaster, Office Router, or IRX comes standard with PMconsole-TM-. Please specify which platform.

PMCONSOLE ADMINISTRATION SOFTWARE
Livingston's PMconsole utility provides an easy to use interface for installing and administering Livingston PortMaster Communications Servers, Office Router, and IRX Routers. One copy of PMconsole can manage ALL Livingston products attached to a network. Specify the version of PMconsole from the list below for a particular operating system when ordering a PortMaster Communications Server, Office Router, or IRX Router. Note: all Livingston products can also be administered via the Telnet protocol or from a local console.

----------------------------------------------------------------------------------------------------
ORDERING CODE  DESCRIPTION                                            PRICE
----------------------------------------------------------------------------------------------------
PM-SC          PMconsole for Sun SPARC (1/4" cartridge tape)          No charge with system purchase
----------------------------------------------------------------------------------------------------
PM-SF          PMconsole for Sun SPARC (3.5"disk)                     No charge with system purchase
----------------------------------------------------------------------------------------------------
PM-DM          PMconsole for DECstation Ultrix (8mm tape)             No charge with system purchase
----------------------------------------------------------------------------------------------------
PM-RF          PMconsole for IBM RS/6000 (3.5" disk)                  No charge with system purchase
----------------------------------------------------------------------------------------------------
PM-HP          PMconsole for HP 9000 (4mm cartridge tape)             No charge with system purchase
----------------------------------------------------------------------------------------------------
PM-HPC         PMconsole for HP 9000 (1/4" cartridge tape)            No charge with system purchase
----------------------------------------------------------------------------------------------------
PM-PC          PMconsole for DOS (3.5" disk)                          No charge with system purchase
----------------------------------------------------------------------------------------------------
PM-WIN         PMconsole for MS Windows 3.1 (3.5" disk)               No charge with system purchase
----------------------------------------------------------------------------------------------------

ISDN PRODUCT ACCESSORIES
--------------------------------------------------------------------------------
CBL-HD45      20 ft. high density cable for 5-BRI module (10 pin            $35
              RJ-45 to ten wire, for punchdown block connection)
--------------------------------------------------------------------------------
CBL-1145      Seven ft. phone cable for ISDN line (RJ-45 to RJ-11)          $10
--------------------------------------------------------------------------------
CBL-CDB45     Six ft. console cable for Office Router (RJ-45 to             $20
              DB-25-Female)
--------------------------------------------------------------------------------
CBL-MDB45     Sit ft. modem cable for Office Router (RJ-45 to DB-25-Male)   $20
--------------------------------------------------------------------------------

PORTMASTER COMMUNICATIONS SERVERS ACCESSORIES
--------------------------------------------------------------------------------
PRODUCT CODE  DESCRIPTION                                                 PRICE
--------------------------------------------------------------------------------
DC-HDM        Three ft. modem cable (PM-25 high-density to (two)           $125
              US Robotics quad modem connectors)
--------------------------------------------------------------------------------
DC-8DB        Four ft. modem fan-out cable (PM-25 high-density to          $125
              (eight) DB-25-Male)
--------------------------------------------------------------------------------
MOD-2E-10A    Ten asynchronous port expansion module (ports S10-S19)       $750
--------------------------------------------------------------------------------
MOD-2E-10B    Ten asynchronous port expansion module (ports S20-S29)       $750
--------------------------------------------------------------------------------
RACK-1        Rack Mount Kit (for PM-2, PM-2R, PM-2E, PM-2ER)               $75
--------------------------------------------------------------------------------
MC-6          Six ft. DB-25-Male to DB-25-Male asynchronous modem            $8
              cable (for PM-2, PM-2E, PM-2ER, PM-2R)
--------------------------------------------------------------------------------
MOD-101-U     Five port ISDN BRI expansion module for PortMaster         $1,995
              2E/2ER, with integrated NT1s.  Includes one high
              density (RJ-45 to ten wire) punchdown block cable.
--------------------------------------------------------------------------------

IRX INTERNETWORK ROUTERS ACCESSORIES
--------------------------------------------------------------------------------
PRODUCT CODE  DESCRIPTION                                                 PRICE
--------------------------------------------------------------------------------
MOD-IRX-1     One synchronous port (up to 64 Kbps) expansion module        $395
--------------------------------------------------------------------------------
MOD-IRX-3     Three synchronous ports (one at up to T1/E1, two at up     $1,095
              to 64 Kbps) expansion module
--------------------------------------------------------------------------------
DC-6          Five ft. synchronous RS-232 to V.35 adapter cable for         $49
              IRX-series
--------------------------------------------------------------------------------
RACK-1        Rack Mount Kit (IRX, PM-2, PM-2E, PM-2R, PM-2ER)              $75
--------------------------------------------------------------------------------
MC-6          Six ft. asynchronous modem cable (DM-25-Male to DB-25-Male)    $8
--------------------------------------------------------------------------------

MANUALS (NEW!)
Each PortMaster Communications Server, Office Router, and IRX router is shipped with manuals.
The following prices are for additional manuals.
--------------------------------------------------------------------------------
DOC-CONF      Configuration Guide for PortMaster Products                   $50
--------------------------------------------------------------------------------
DOC-ADM-      PMconsole for Windows Administrator's Guide                   $25
WIN
--------------------------------------------------------------------------------
DOC-HW-       PortMaster Office Router Hardware Installation Guide          $25
OR
--------------------------------------------------------------------------------
DOC-HW-PM     Communications Server Hardware Installation Guide             $25
--------------------------------------------------------------------------------
DOC-HW-       Internetwork Router Hardware Installation Guide               $25
IRX
--------------------------------------------------------------------------------
DOC-SET       Documentation Set (DOC-CONF, DOC-ADM-WIN, DOC-HW-OR,         $125
              DOC-HW-PM, DOC-HW-IRX)
--------------------------------------------------------------------------------

PMCONSOLE AND TELEPATH ACCESSORIES
--------------------------------------------------------------------------------
PRODUCT CODE     DESCRIPTION                                              PRICE
--------------------------------------------------------------------------------
PM-SC            PMconsole for Sun SPARC (1/4" cartridge tape)             $105
--------------------------------------------------------------------------------
PM-SF            PMconsole for Sun SPARC (3.5" disk)                        $65
--------------------------------------------------------------------------------
PM-PC            PMconsole for PC-DOS (3.5" disk)                           $65
--------------------------------------------------------------------------------
PM-DM            PMconsole for DECstation Ultrix (8mm tape)                 $85
--------------------------------------------------------------------------------
PM-RF            PMconsole for IBM RS/6000 (3.5" disk)                      $65
--------------------------------------------------------------------------------
PM-HP            PMconsole for HP 9000 (4mm cartridge tape)                $105
--------------------------------------------------------------------------------
PM-HPC           PMconsole for HP 9000 (1/4" cartridge tape)                $85
--------------------------------------------------------------------------------
PM-TP            TelePath remote node IPX client for DOS and user guide     $95
--------------------------------------------------------------------------------
PM-WIN           PMconsole for MS Windows 3.1 (3.5" disk)                   $65
--------------------------------------------------------------------------------

ETHERNET ACCESSORIE
--------------------------------------------------------------------------------
PRODUCT CODE     DESCRIPTION                                              PRICE
--------------------------------------------------------------------------------
TR-1             Transceiver with BNC connector (10Base2/thinnet)           $95
--------------------------------------------------------------------------------
TP-1             Transceiver for twisted pair RJ45 (10BaseT)                $85
--------------------------------------------------------------------------------
HUB-8            Eight-port Twisted Pair Hub with BNC connector            $495
--------------------------------------------------------------------------------
TC-6             Six meter (20') AUI Transceiver Cable                      $50
--------------------------------------------------------------------------------
TC-15            15 meter (50') AUI Transceiver Cable                       $80
--------------------------------------------------------------------------------
EC-1             One meter (3') Thin Ethernet Coax Cable (m/m)              $20
--------------------------------------------------------------------------------
EC-6             Six meter (20') Thin Ethernet Coax Cable (m/m)             $25
--------------------------------------------------------------------------------
EC-15            15 Meter (50') Thin Ethernet Coax Cable (m/m)              $35
--------------------------------------------------------------------------------
EC-30            30 Meter (100') Thin Ethernet Coax Cable (m/m)             $45
--------------------------------------------------------------------------------
RC-6             Six ft. twisted Pair Ethernet Extension Cable (RJ45/RJ45)   $5
--------------------------------------------------------------------------------
RC-10            Ten ft. twisted Pair Ethernet Extension Cable (RJ45/RJ45)   $8
--------------------------------------------------------------------------------
RC-30            30 ft. Twisted Pair Ethernet Extension Cable (RJ45/RJ45)   $15
--------------------------------------------------------------------------------
EH-1             Thinnet BNC "T" Connector                                   $3
--------------------------------------------------------------------------------
EH-2             Two thinnet 50 Ohm BNC Terminators                         $10
--------------------------------------------------------------------------------

-  Prices and specifications subject to change without notice.
- In addition to items noted, PortMaster Communications Servers, Office Routers, and IRX Routers include documentation, one power cord, and one BNC T-connector per Ethernet interface port.
-  Livingston's warranty is one year for hardware and 90 days for software.
- Livingston provides free software updates and support for the life of the PortMaster or IRX product







[LOGO-LETTERHEAD]